UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2025

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38363	84-3235695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2014 Champions Gateway, Suite 100

Canton, OH 44708

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (330) 458-9176

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HOFV	Nasdaq Capital Market
Warrants to purchase 0.064578 shares of Common Stock	HOFVW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 18, 2025, Hall of Fame Resort & Entertainment Company, a Delaware corporation (the “Company”), and its subsidiaries HOF Village Newco, LLC, a Delaware limited liability company (“Newco”), HOF Village Retail I, LLC, a Delaware limited liability company (“Retail I”), and HOF Village Retail II, LLC, a Delaware limited liability company (“Retail II,” and collectively with the Company, Newco and Retail I “Borrowers”), entered into a Eighth Amendment to Note and Security Agreement (“Eighth Amendment”), with CH Capital Lending, LLC, a Delaware limited liability company (“Lender” or “CHCL”). CHCL is an affiliate of Stuart Lichter, a director of the Company.

The Eighth Amendment modifies the definition of “Facility Amount” in Section 1 of the original note and security agreement (as amended prior to the Eighth Amendment) to increase the facility amount from $12,000,000 to $14,000,000 allowing the Borrowers to request an additional $2,000,000 for general corporate purposes, subject to certain restrictions.

The foregoing description of the Eighth Amendment does not purport to be complete and is qualified in its entirety by the full text of the Eighth Amendment, attached hereto as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 18, 2025, the Company received a delisting notice from the Listing Qualifications Department of Nasdaq notifying the Company that it has initiated delisting procedures based on a representation from the Company that it will not hold an annual meeting of shareholders on or prior to June 30, 2025. The failure to hold an annual meeting of shareholders within twelve months from the end of the Company’s fiscal year-end is a requirement by Nasdaq Listing Rule 5620(a).

If the Company does not appeal the delisting determination to a Hearing Panel pursuant to Nasdaq Listing Rule 5800 Series, trading of the Company’s Common Stock will be suspended at the opening of business on June 27, 2025 and a Form 25-NSE will be filed with the Securities and Exchange Commission (“SEC”), which will remove the Company’s securities from listing and registration on Nasdaq. The Company does not intend to appeal or request a hearing and, therefore, it is expected that its Common Stock will be delisted. If the Common Stock ceases to be listed for trading on the Nasdaq Capital Market, the Company would expect that the Common Stock would be traded on one of the three tiered marketplaces of the OTC Markets Group.

Forward-Looking Statements

The information above includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included herein are forward-looking statements. These forward-looking statements may be identified by their use of terms and phrases such as “expect,” “intend,” “will, “extend,” and “cease,” and similar terms and phrases. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve certain assumptions, risks and uncertainties. These forward-looking statements represent the Company’s current expectations or beliefs concerning future events, and it is possible that the results described in this Current Report on Form 8-K will not be achieved. These forward-looking statements are subject to certain risks, uncertainties and assumptions identified in this Form 8-K or as disclosed from time to time in the Company’s other filings with the SEC. As a result of these factors, actual results may differ materially from those indicated or implied by forward-looking statements. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document
10.1	Eighth Amendment to Note & Security Agreement, dated June 18, 2025, between Hall of Fame Resort & Entertainment Company, HOF Village Newco, LLC, HOF Village Retail I, LLC and HOF Village Retail II, LLC, as borrowers and CH Capital Lending, LLC, as lender
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

By:	/s/ Lisa Gould
	Name:	Lisa Gould
	Title:	Interim Principal Executive Officer

Dated: June 25, 2025

2